Investment in Equity Affiliate - Petrodelta, S.A.	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Equity Method Investments And Joint Ventures [Abstract]
Investment in Equity Affiliate - Petrodelta, S.A.

Note 13 – Investment in Equity Affiliate – Petrodelta, S.A.

The sale of oil and gas by Petrodelta to the Venezuelan government is pursuant to a Contract for Sale and Purchase of Hydrocarbons with PDVSA Petroleo S.A. (“PPSA”) signed on January 17, 2008. The form of the agreement is set forth in the Conversion Contract. Crude oil delivered from the Petrodelta Fields to PPSA is priced with reference to Merey 16 published prices, weighted for different markets, and adjusted for variations in gravity and sulphur content, commercialization costs and distortions that may occur given the reference price and prevailing market conditions. Merey 16 published prices are quoted and sold in U.S. Dollars. Natural gas delivered from the Petrodelta Fields to PPSA is priced at $1.54 per thousand cubic feet. Natural gas deliveries are paid in Bolivars, but the pricing for natural gas is referenced to the U.S. Dollar. PPSA is obligated to make payment to Petrodelta of each invoice within 60 days of the end of the invoiced production month by wire transfer, in U.S. Dollars in the case of payment for crude oil and natural gas liquids delivered, and in Bolivars in the case of payment for natural gas delivered, in immediately available funds to the bank accounts designated by Petrodelta. Major contracts for capital expenditures and lease operating expenditures are denominated in U.S. Dollars. Any dividend paid by Petrodelta will be made in U.S. Dollars.

When the Sales Contract was executed, Petrodelta was producing only one type of crude, Merey 16. Beginning in October 2011, the Ministry of the People’s Power for Petroleum and Mining (“MENPET”) determined that Petrodelta’s production flowing through the COMOR transfer point was a heavier type of crude, Boscan. Since Petrodelta was producing only Merey 16 when the Sales Contract was executed, the Boscan gravity and sulphur correction factors and crude pricing formula are not included in the Sales Contract. However, under the Sales Contract, PPSA is obligated to receive all of Petrodelta’s production. All production deliveries for all of Petrodelta’s fields have been certified by MENPET and acknowledged by PPSA. All pricing factors to be used in the Merey 16 and Boscan pricing formulas have been provided by and certified by MENPET to Petrodelta.

Since the Sales Contract provides for only one crude pricing formula, the Sales Contract had to be amended to include the Boscan pricing formula to allow Petrodelta to invoice PPSA for El Salto crude oil deliveries. From October 1, 2011 through June 30, 2012, Petrodelta used the Boscan pricing formula as published in the Official Gazette on January 11, 2007 to record revenue from El Salto deliveries. Petrodelta subsequently received from PDVSA Trade and Supply a draft amendment to the Sales Contract. The pricing formula in the draft amendment was used to record revenue for El Salto field deliveries from July 1, 2012 through March 31, 2013, and revenue for El Salto deliveries for October 1, 2011 through June 30, 2012 was revised to reflect the pricing formula in the draft amendment. The only item included in the draft amendment is the Boscan pricing formula to be used in invoicing El Salto crude oil deliveries. All other terms and conditions of the Sales Contract remain in force. On January 31, 2013, Petrodelta’s board of directors endorsed the amendment to the Sales Contract. The amendment has been approved by CVP’s board of directors. HNR Finance, as shareholder, has agreed to the contract amendment. CVP’s board of directors reviewed the amendment on April 30, 2013. A certificate of CVP’s final board resolution approving the amendment dated April 30, 2013 was received by Petrodelta on May 23, 2013. The remaining steps for the contract amendment are to (1) inform MENPET of the approval, (2) receive approval from Petrodelta’s shareholders to amend the Sales Contract including the Boscan formula, and (3) sign the contract amendment with PDVSA Trade and Supply. Once the Sales Contract is executed, PPSA will be invoiced for the deliveries.

At March 31, 2013, El Salto deliveries, net of royalties, covering the delivery months of October 2011 through March 2013 totaled approximately 5.0 million barrels (“MBls”) (1.6 MBls net to our 32 percent interest). The amendment to the Sales Contract pricing formula for Boscan based upon the deliveries and factors certified by MENPET, results in revenue for these deliveries of $445.5 million ($142.6 million net to our 32 percent interest). As of March 31, 2013, these deliveries for El Salto remain uninvoiced to PPSA.

As discussed in previous filings, PDVSA has failed to pay on a timely basis certain amounts owed to contractors that PDVSA has contracted to do work for Petrodelta. PDVSA, through PPSA, purchases all of Petrodelta’s oil production. PDVSA and its affiliates have reported shortfalls in meeting their cash requirements for operations and planned capital expenditures, and PDVSA has fallen behind in certain of its payment obligations to its contractors, including contractors engaged by PDVSA to provide services to Petrodelta. In addition, PDVSA has fallen behind in certain of its payment obligations to Petrodelta, which payments Petrodelta would otherwise use to pay its contractors, including Harvest Vinccler. As a result, Petrodelta has experienced, and is continuing to experience, difficulty in retaining contractors who provide services for Petrodelta’s operations. We cannot provide any assurance as to whether or when PDVSA will become current on its payment obligations. Inability to retain contractors or to pay them on a timely basis is having an adverse effect on Petrodelta’s operations and on Petrodelta’s ability to carry out its business plan.

Harvest Vinccler has advanced certain costs on behalf of Petrodelta. These costs include consultants in engineering, drilling, operations, seismic interpretation, and employee salaries and related benefits for Harvest Vinccler employees seconded into Petrodelta. Currently, we have three employees seconded into Petrodelta. Costs advanced are invoiced on a monthly basis to Petrodelta. Harvest Vinccler is considered a contractor to Petrodelta, and as such, Harvest Vinccler is also experiencing the slow payment of invoices. During the three months ended March 31, 2013, Harvest Vinccler advanced to Petrodelta $0.1 million for continuing operations costs and recorded a $0.4 million loss on revaluation of the accounts receivable with Petrodelta. Petrodelta and Petrodelta’s board have neither indicated that the advances are not payable, nor that they will not be paid. As of March 31, 2013, $2.0 million (December 31, 2012: $2.1 million) of the Advances to Equity Affiliate had been classified as long-term receivable due to slow payment and age of the advances although we expect the full amount to be collected. During the year ended December 31, 2012, Harvest Vinccler advanced to Petrodelta $0.5 million for continuing operations costs, and Petrodelta repaid $0.1 million of the advance. Although payment is slow and the balance is increasing, payments continue to be received.

In April 2011, the Venezuelan government published in the Official Gazette the Law Creating a Special Contribution on Extraordinary Prices and Exorbitant Prices in the International Hydrocarbons Market (“Windfall Profits Tax”). In February 2013, the Venezuelan government published in the Official Gazette an amendment to the Windfall Profits Tax. The amended Windfall Profits Tax establishes new levels for contribution of extraordinary and exorbitant prices to the Venezuelan government. Extraordinary prices are considered to be equal to or lower than $80 per barrel, and exorbitant prices are considered to be over $80 per barrel. The amended Windfall Profits tax also sets a new royalty cap per barrel of $80. Contributions for extraordinary prices are 20 percent to be applied to the difference between the price fixed by the Venezuela budget for the relevant fiscal year (set at $55 per barrel for 2013) and $80 per barrel. Contributions for exorbitant prices are (1) 80 percent when the average price of the Venezuela Export Basket (“VEB”) exceeds $80 per barrel but is less than $100 per barrel; (2) 90 percent when the average price of the VEB equals or exceeds $100 per barrel but is less than $110 per barrel; and (3) 95 percent when the average price of the VEB equals or exceeds $110 per barrel. Windfall Profits Tax is deductible for Venezuelan income tax purposes. During the three months ended March 31, 2013, Petrodelta recorded $66.0 million for Windfall Profits Tax (March 31, 2012: $84.7 million).

The amended Windfall Profits Tax states that royalties paid to Venezuela are capped at $80 per barrel (in 2012, $70 per barrel under the original Windfall Profits Tax), but the cap on royalties has not been defined as being applicable to in-cash, in-kind, or both. Per instructions received from PDVSA, Petrodelta reports royalties, whether paid in-cash or in-kind, at $80 per barrel (royalty barrels x $80). The difference between the $80 royalty cap and the current oil price is to be reflected on the income statement as a reduction in oil sales. For the three months ended March 31, 2013, the reduction to oil sales due to the $80 cap applied to all royalty barrels was $27.3 million ($8.7 million net to our 32 percent interest) (March 31, 2012: $38.5 million [$12.3 million net to our 32 percent interest]).

Per our interpretation of the Windfall Profits Tax, the $80 cap on royalty barrels should only be applied to the 3.33 percent royalty which Petrodelta pays in cash. We have applied the $80 cap to only the 3.33 percent royalty paid in cash and the current oil sales price to the 30 percent royalty paid in-kind for the three months ended March 31, 2013. With assistance from Petrodelta, we have recalculated Petrodelta’s oil sales and royalties to apply the current oil price to its total barrels produced and to the 30 percent royalty paid in-kind and applied the $80 cap to the 3.33 percent royalty paid in cash for the three months ended March 31, 2013. For the three months ended March 31, 2013, net oil sales (oil sales less royalties) are slightly higher, $2.7 million ($0.9 million net to our 32 percent interest) (2012: $3.8 million [$1.2 million net to our 32 percent interest]) under this method than the method advised by PDVSA and the method of applying the current oil price to total barrels produced and to total royalty barrels. We have reported revenues and royalties for Petrodelta under this method.

The April 2011 Windfall Profits Tax included a provision wherein it considered that an exemption of the Windfall Profits Tax could be granted for the incremental production of projects and grass root developments until the specific investments are recovered. The projects deemed to qualify for the exemption has to be considered and approved in a case by case basis by MENPET. The subsequent amendment to the Windfall Profits tax in February 2013 did not modify the fundamentals of this section from the April 2011 Windfall Profits Tax law. Since the enactment of the April 2011 Windfall Profits Tax, we have believed that several of the fields operated by Petrodelta should qualify for exemption from the Windfall Profits Tax, and we have been waiting for MENPET to establish, through resolution, the definition of incremental production and grass roots developments, as well as guidance on the process of applying for, and the calculation of, the exemption.

In March 2013, PDVSA requested an exemption from MENPET for the Windfall Profits Tax under the provision in the April 2011 Windfall Profits Tax law. The exemption was applied to several oil development projects, including Petrodelta. The exemption is allowable under the April 2011 Windfall Profits Tax law; however, MENPET has neither defined the projects qualifying for exemption, nor the guidance to be used in calculating the exemption. PDVSA issued to Petrodelta its share of the exemption credit, $55.2 million ($36.4 million net of tax) ($17.7 million net to our 32 percent interest, $11.6 million net of tax net to our 32 percent interest) based on PDVSA’s calculation and projects PDVSA deemed to qualify for the exemption. Neither Petrodelta nor us have been provided with supporting documentation indicating the properties have been appropriately qualified by MENPET, the specific details for the exemption credit, such as which fields, production period or production, or the supporting calculations. Until MENPET either issues guidance on the exemption provision in the April 2011 Windfall Profits Tax law or issues payment forms including the exemption credit, or written approval from MENPET for this exemption credit is received by Petrodelta or us, we have and will continue to exclude the exemption credit from our equity earnings in Petrodelta.

The Organic Law on Sports, Physical Activity and Physical Education (“Sports Law”) was published in the Official Gazette on August 23, 2011 and is effective beginning January 1, 2012. The purpose of the Sports Law is to establish the public service nature of physical education and the promotion, organization and administration of sports and physical activity. Funding of the Sports Law is by contributions made by companies or other public or private organizations that perform economic activities for profit in Venezuela. The contribution is one percent of annual net or accounting profit and is not deductible for income tax purposes. Per the Sports Law, contributions are to be calculated on an after-tax basis. However, CVP has instructed Petrodelta to calculate the contribution on a before-tax basis contrary to the Sports Law. For the three months ended March 31, 2013 and 2012, this method of calculation overstates the liability for the Sports Law contribution by $1.7 million and $0.3 million, respectively ($0.5 million and $0.1 million, respectively, net to our 32 percent interest). We have adjusted for the over-accrual of the Sports Law in the three months ended March 31, 2013 and 2012 Net Income from Equity Affiliate.

On November 12, 2010, Petrodelta’s board of directors declared a dividend of $30.6 million, $12.2 million net to HNR Finance ($9.8 million net to our 32 percent interest). Petrodelta shareholder approval of the dividend was received on March 14, 2011. Due to Petrodelta’s liquidity constraints caused by PDVSA’s insufficient monetary support and contractual adherence, as of June 4, 2013, this dividend has not been received, although it is due and payable. Petrodelta’s board of directors declared this dividend and has neither indicated that the dividend is not payable, nor that it will not be paid. The dividend receivable is classified as a long-term receivable at March 31, 2013 due to the uncertainty in the timing of payment. There is uncertainty with respect to the timing of the receipt of this dividend and whether future dividends will be declared and/or paid. We have and will continue to monitor our investment in Petrodelta. Should the dividend receivable not be collected or facts and circumstances surrounding our investment change, our results of operations and investment in Petrodelta could be adversely impacted.

Petrodelta’s reporting and functional currency is the U.S. Dollar. HNR Finance owns a 40 percent interest in Petrodelta. Petrodelta’s financial information is prepared in accordance with International Financial Reporting Standards (“IFRS”) which we have adjusted to conform to USGAAP. The two major differences between IFRS and USGAAP, for which we adjust, are deferred taxes and depletion expense.

•	Deferred tax. IFRS allows the inclusion of monetary temporary differences impacted by inflationary adjustments. USGAAP does not. Net Income Equity Affiliate is increased or decreased by the deferred tax benefit created by the monetary temporary differences impacted by inflationary adjustments.

•	Depletion expense. Oil and gas reserves used by Petrodelta in calculating depletion expense under IFRS are provided by MENPET. MENPET reserves are not prepared using the guidance on extractive activities for oil and gas (ASC 932). At least annually, we prepare reserve reports for Petrodelta using ASC 932. Petrodelta depletion is recalculated using the USGAAP compliant reserves.

All amounts through Net Income Equity Affiliate represent 100 percent of Petrodelta. Summary financial information has been presented below at March 31, 2013 and December 31, 2012, and for the three months ended March 31, 2013 and 2012:

	Three Months	Three Months
	Ended	Ended
	March 31, 2013	March 31, 2012
	(in thousands)
Revenues:
Oil sales	$317,324	$324,497
Gas sales	1,201	972
Royalty	(105,533)	(107,339)

	212,992	218,130
Expenses:
Operating expenses	26,533	21,581
Workovers	3,064	5,908
Depletion, depreciation and amortization	20,465	17,922
General and administrative	8,780	4,983
Windfall profits tax	66,046	84,738

	124,888	135,132

Income from operations	88,104	82,998

Investment earnings and other	1,400	1
Gain on exchange rate	186,721	—
Windfall profits tax credit	36,371	—
Interest expense	(2,750)	(1,913)

Income before income tax	309,846	81,086

Current income tax expense	137,609	42,070
Deferred income tax benefit	(15,419)	(13,490)

Net Income	187,656	52,506
Adjustment to reconcile to reported Net Income from
Unconsolidated Equity Affiliate:
Deferred income tax expense	23,647	12,041
Reversal of windfall profits tax credit	36,371	—
Sports Law over accrual	(1,651)	(345)

Net Income Equity Affiliate	129,289	40,810
Equity interest in unconsolidated equity affiliate	40%	40%

Income before amortization of excess basis in equity affiliate	51,716	16,324
Amortization of excess basis in equity affiliate	(553)	(489)
Conform depletion expense to GAAP	(1,692)	1,061

Net income from unconsolidated equity affiliate	$49,471	$16,896

	March 31, 2013	December 31, 2012
	(in thousands)

Current assets	$1,254,716	$1,425,115
Property and equipment	551,429	538,351
Other assets	85,888	70,468
Current liabilities	873,187	1,180,559
Other liabilities	70,916	93,101
Net equity	947,930	760,274

Note 13 – Investment in Equity Affiliates – Petrodelta, S.A.

See Note 5 – Dispositions, Share Purchase Agreement (“SPA”).

On October 25, 2007, the Venezuelan Presidential Decree which formally transferred to Petrodelta the rights to the Petrodelta Fields subject to the conditions of the Conversion Contract was published in the Official Gazette. Petrodelta is governed by its own charter and bylaws and will engage in the exploration, production, gathering, transportation and storage of hydrocarbons from the Petrodelta Fields for a maximum of 20 years from that date. Petrodelta operates a portfolio of properties in eastern Venezuela including large proven oil fields as well as properties with substantial opportunities for both development and exploration. Petrodelta is to undertake its operations in accordance with Petrodelta’s business plan as set forth in its conversion contract. Under its conversion contract, work programs and annual budgets adopted by Petrodelta must be consistent with Petrodelta’s business plan. Petrodelta’s business plan may be modified by a favorable decision of the shareholders owning at least 75 percent of the shares of Petrodelta.

The sale of oil and gas by Petrodelta to the Venezuelan government is pursuant to a Contract for Sale and Purchase of Hydrocarbons with PDVSA Petroleo S.A. (“PPSA”) signed on January 17, 2008. The form of the agreement is set forth in the Conversion Contract. Crude oil delivered from the Petrodelta Fields to PPSA is priced with reference to Merey 16 published prices, weighted for different markets, and adjusted for variations in gravity and sulphur content, commercialization costs and distortions that may occur given the reference price and prevailing market conditions. Merey 16 published prices are quoted and sold in U.S. Dollars. Natural gas delivered from the Petrodelta Fields to PPSA is priced at $1.54 per thousand cubic feet. Natural gas deliveries are paid in Bolivars, but the pricing for natural gas is referenced to the U.S. Dollar. PPSA is obligated to make payment to Petrodelta of each invoice within 60 days of the end of the invoiced production month by wire transfer, in U.S. Dollars in the case of payment for crude oil and natural gas liquids delivered, and in Bolivars in the case of payment for natural gas delivered, in immediately available funds to the bank accounts designated by Petrodelta. Major contracts for capital expenditures and lease operating expenditures are denominated in U.S. Dollars. Any dividend paid by Petrodelta will be made in U.S. Dollars.

When the Sales Contract was executed, Petrodelta was producing only one type of crude, Merey 16. Beginning in October 2011, the Ministry of the People’s Power for Petroleum and Mining (“MENPET”) determined that Petrodelta’s production flowing through the COMOR transfer point was a heavier type of crude, Boscan. Since Petrodelta was producing only Merey 16 when the Sales Contract was executed, the Boscan gravity and sulphur correction factors and crude pricing formula are not included in the Sales Contract. However, under the Sales Contract, PPSA is obligated to receive all of Petrodelta’s production. All production deliveries for all of Petrodelta’s fields have been certified by MENPET and acknowledged by PPSA. All pricing factors to be used in the Merey 16 and Boscan pricing formulas have been provided by and certified by MENPET to Petrodelta.

Since the Sales Contract provides for only one crude pricing formula, the Sales Contract had to be amended to include the Boscan pricing formula to allow Petrodelta to invoice PPSA for El Salto crude oil deliveries. From October 1, 2011 through June 30, 2012, Petrodelta used the Boscan pricing formula as published in the Official Gazette on January 11, 2007 to record revenue from El Salto deliveries. Petrodelta subsequently received from PDVSA Trade and Supply a draft amendment to the Sales Contract. The pricing formula in the draft amendment was used to record revenue for El Salto field deliveries from July 1, 2012 through December 31, 2012, and revenue for El Salto deliveries for October 1, 2011 through June 30, 2012 was revised to reflect the pricing formula in the draft amendment. The only item included in the draft amendment is the Boscan pricing formula to be used in invoicing El Salto crude oil deliveries. All other terms and conditions of the Sales Contract remain in force. On January 28, 2013, Petrodelta’s board of directors endorsed the amendment to the Sales Contract. The amendment has to be approved by CVP’s board of directors and HNR Finance’s board of directors. Once these approvals are received, the amendment to the Sales Contract will be executed and PPSA will be invoiced for the deliveries.

At December 31, 2012, El Salto deliveries, net of royalties, covering the delivery months of October 2011 through December 2012 totaled approximately 4.0 MBls (1.3 MBls net to our 32 percent interest). The draft amendment to the Sales Contract pricing formula for Boscan based upon the deliveries and factors certified by MENPET, results in revenue for these deliveries of $352.7 million ($112.9 million net to our 32 percent interest). As of December 31, 2012, these deliveries for El Salto remain uninvoiced to PPSA.

As discussed in previous filings, PDVSA has failed to pay on a timely basis certain amounts owed to contractors that PDVSA has contracted to do work for Petrodelta. PDVSA purchases all of Petrodelta’s oil production. PDVSA and its affiliates have reported shortfalls in meeting their cash requirements for operations and planned capital expenditures, and PDVSA has fallen behind in certain of its payment obligations to its contractors, including contractors engaged by PDVSA to provide services to Petrodelta. In addition, PDVSA has fallen behind in certain of its payment obligations to Petrodelta, which payments Petrodelta would otherwise use to pay its contractors, including Harvest Vinccler. As a result, Petrodelta has experienced, and is continuing to experience, difficulty in retaining contractors who provide services for Petrodelta’s operations. We cannot provide any assurance as to whether or when PDVSA will become current on its payment obligations. Inability to retain contractors or to pay them on a timely basis is having an adverse effect on Petrodelta’s operations and on Petrodelta’s ability to carry out its business plan.

Harvest Vinccler has advanced certain costs on behalf of Petrodelta. These costs include consultants in engineering, drilling, operations, seismic interpretation, and employee salaries and related benefits for Harvest Vinccler employees seconded into Petrodelta. Currently, we have three employees seconded into Petrodelta. Costs advanced are invoiced on a monthly basis to Petrodelta. Harvest Vinccler is considered a contractor to Petrodelta, and as such, Harvest Vinccler is also experiencing the slow payment of invoices. During the year ended December 31, 2012, Harvest Vinccler advanced to Petrodelta $0.5 million for continuing operations costs, and Petrodelta repaid $0.1 million of the advance. Petrodelta and Petrodelta’s board have not indicated that the advances are not payable, nor that they will not be paid. At December 31, 2012, we reclassified $2.1 million of the Advances to Affiliate to a long-term receivable due to slow payment and age of the advances. During the year ended December 31, 2011, we advanced Petrodelta $0.8 million for continuing operations costs, and Petrodelta repaid $0.1 million of the advances. Although payment is slow and the balance is increasing, payments continue to be received.

In April 2011, the Venezuelan government published in the Official Gazette the Law Creating a Special Contribution on Extraordinary Prices and Exorbitant Prices in the International Hydrocarbons Market (“Windfall Profits Tax”). Windfall Profits Tax is deductible for Venezuelan income tax purposes. In February 2013, the Venezuelan government published in the Official Gazette an amendment to the Windfall Profits Tax. The amended Windfall Profits Tax establishes new levels for contribution of extraordinary prices (under $80 per barrel) and exorbitant prices (over $100 per barrel), and levels in-between, to the Venezuelan government. During the year ended December 31, 2012, Petrodelta recorded $291.4 million for Windfall Profits Tax (2011: $237.6 million).

One section of the Windfall Profits Tax states that royalties paid to Venezuela are capped at $70 per barrel, but the cap on royalties has not been defined as being applicable to in-cash, in-kind, or both. Per instructions received from PDVSA, Petrodelta reports royalties, whether paid in-cash or in-kind, at $70 per barrel (royalty barrels x $70). The difference between the $70 royalty cap and the current oil price is to be reflected on the income statement as a reduction in oil sales. For the year ended December 31, 2012, the reduction to oil sales due to the $70 cap applied to all royalty barrels was $113.7 million ($36.4 million net to our 32 percent interest) (2011: $85.0 million [$27.2 million net to our 32 percent interest]).

Per our interpretation of the Windfall Profits Tax, the $70 cap on royalty barrels should only be applied to the 3.33 percent royalty which Petrodelta pays in cash. We have applied the $70 cap to only the 3.33 percent royalty paid in cash and the current oil sales price to the 30 percent royalty paid in-kind for the year months ended December 31, 2012. With assistance from Petrodelta, we have recalculated Petrodelta’s oil sales and royalties to apply the current oil price to its total barrels produced and to the 30 percent royalty paid in-kind and applied the $70 cap to the 3.33 percent royalty paid in cash for the year ended December 31, 2012. For the year ended December 31, 2012, net oil sales (oil sales less royalties) are slightly higher, $11.4 million ($3.6 million net to our 32 percent interest) (2011: $8.5 million [$2.7 net to our 32 percent interest]) under this method than the method advised by PDVSA and the method of applying the current oil price to total barrels produced and to total royalty barrels. We have reported revenues and royalties for Petrodelta under this method.

On November 12, 2010, Petrodelta’s board of directors declared a dividend of $30.6 million, $12.2 million net to HNR Finance ($9.8 million net to our 32 percent interest). Petrodelta shareholder approval of the dividend was received on March 14, 2011. Due to Petrodelta’s liquidity constraints caused by PDVSA’s insufficient monetary support and contractual adherence, as of May 2, 2012, this dividend has not been received, although it is due and payable. Petrodelta’s board of directors declared this dividend and has never indicated that the dividend is not payable, nor that it will not be paid. The dividend receivable is classified as a long-term receivable at December 31, 2012 due to the uncertainty in the timing of payment. There is uncertainty with respect to the timing of the receipt of this dividend and whether future dividends will be declared or paid. We have and will continue to monitor our investment in Petrodelta. Should the dividend receivable not be collected or facts and circumstances surrounding our investment change, our results of operations and investment in Petrodelta could be adversely impacted.

The Organic Law on Sports, Physical Activity and Physical Education (“Sports Law”) was published in the Official Gazette on August 23, 2011. The purpose of the Sports Law is to establish the public service nature of physical education and the promotion, organization and administration of sports and physical activity. Funding of the Sports Law is by contributions made by companies or other public or private organizations that perform economic activities for profit in Venezuela. The contribution is one percent of annual net or accounting profit and is not deductible for income tax purposes. Per the Sports Law, contributions are to be calculated on an after-tax basis. However, in March 2012, CVP has instructed Petrodelta to calculate the contribution on a before-tax basis contrary to the Sports Law. For the year ended December 31, 2012, this method of calculation overstates the liability for the Sports Law contribution by $2.5 million ($0.8 million net to our 32 percent interest). We have adjusted for the overaccrual of the Sports Law in the December 31, 2012 Net Income from Equity Affiliate.

Petrodelta’s reporting and functional currency is the U.S. Dollar. HNR Finance owns a 40 percent interest in Petrodelta. Petrodelta’s financial information is prepared in accordance with International Financial Reporting Standards (“IFRS”) which we have adjusted to conform to USGAAP. The two major differences between IFRS and USGAAP, for which we adjust, are deferred taxes and depletion expense.

•

Deferred tax. IFRS allows the inclusion of monetary temporary differences impacted by inflationary adjustments. USGAAP does not. Net Income Equity Affiliate is increased or decreased by the deferred tax benefit created by the monetary temporary differences impacted by inflationary adjustments.

•

Depletion expense. Oil and gas reserves used by Petrodelta in calculating depletion expense under IFRS are provided by MENPET. MENPET reserves are not prepared using the guidance on extractive activities for oil and gas (ASC 932). At least annually, we prepare reserve reports for Petrodelta using ASC 932. Petrodelta depletion is recalculated using the USGAAP compliant reserves.

All amounts through Net Income Equity Affiliate represent 100 percent of Petrodelta. Summary financial information has been presented below at December 31, 2012 and 2011, and for the years ended December 31, 2012, 2011 and 2010:

	Year Ended December 31,
	2012	2011	2010
		(in thousands)
Revenues:
Oil sales	$1,263,264	$1,122,191	$604,173
Gas sales	3,350	3,497	3,398
Royalty	(423,069)	(374,135)	(204,688)

	843,545	751,553	402,883

Expenses:
Operating expenses	121,023	77,236	44,749
Workovers	17,302	28,508	8,910
Depletion, depreciation and amortization	86,004	58,376	40,429
General and administrative	31,753	11,297	15,508
Windfall profits tax	291,355	237,632	14,116

	547,437	413,049	123,712

Income from Operations	296,108	338,504	279,171
Gain on exchange rate	—	—	84,448
Investment earnings and other	13	610	3,179
Interest expense	(7,017)	(10,699)	(26,767)

Income before Income Tax	289,104	328,415	340,031

Current income tax expense	127,080	190,577	189,780
Deferred income tax expense (benefit)	76,030	(94,622)	72,568

Net Income	85,994	232,460	77,683
Adjustment to reconcile to reported Net Income from Equity Affiliate:
Deferred income tax expense (benefit)	(78,968)	49,545	(92,195)
Sports law over accrual	(2,536)	—	—

Net Income Equity Affiliate	167,498	182,915	169,878
Equity interest in equity affiliate	40%	40%	40%

Income before amortization of excess basis in equity affiliate	66,999	73,166	67,951
Amortization of excess basis in equity affiliate	(2,143)	(1,863)	(1,414)
Conform depletion expense to USGAAP	2,913	763	(246)

Net income from equity affiliate	$67,769	$72,066	$66,291

	December 31, 2012	December 31, 2011
	(in thousands)
Current assets	$1,425,115	$979,868
Property and equipment	538,351	409,941
Other assets	70,468	146,499
Current liabilities	1,180,559	808,955
Other liabilities	93,101	53,073
Net equity	760,274	674,280

Fusion Geophysical, LLC (“Fusion”)

On January 28, 2011, Fusion Geophysical, LLC’s (“Fusion”) 69 percent owned subsidiary, FusionGeo, Inc., was acquired by a private purchaser pursuant to an Agreement and Plan of Merger. We received $1.4 million for our equity investment.

At December 31, 2009, we fully impaired the carrying value of our equity investment in Fusion. Accordingly, we did not record net losses incurred by Fusion in the year ended December 31, 2011 of $0.2 million ($0.1 million net to our 49 percent interest) or (2010: $2.4 million [$1.2 million net to our 49 percent interest]) as doing so would have caused our equity investment to go into a negative position.